REGISTRATION RIGHTS AND PRICE GUARANTY AGREEMENT

         AGREEMENT dated as of March 13, 1997, between CHARLES E. BRADSHAW, JR., (the "Shareholder"), and FIRST AMERICAN RAILWAYS, INC., a Nevada corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, upon consummation of the transactions contemplated in a certain Share Purchase Agreement dated as of December, 1996 (the "Share Purchase Agreement"), the Shareholder will become the owner of 200,000 shares of the Company's common stock, par value $.001 (the "Initial Shares") and a six-year warrant (the "Warrant") to purchase 1,610,000 shares of the Company's common stock at an exercise price of $3.50 per share (the Initial Shares and the common stock underlying the Warrant shall hereafter collectively be referred to as the "Common Stock"); and

         WHEREAS, it is a condition of the Share Purchase Agreement that the Company enter into a registration rights agreement with the Shareholder; and

         WHEREAS, the Company wishes to grant to the Shareholder certain registration rights with respect to the Common Stock upon the terms and conditions set forth herein; and

         WHEREAS, the parties have agreed that during the period beginning two years after the date hereof and ending three years after the date hereof the Company shall be obligated to guaranty, pursuant to the terms hereof, that the Shareholder will receive a minimum of $5.00 per share for each of the Initial Shares sold.

         NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties hereto agree as follows:

        1.      REGISTRATION.

               1.1 DEFINITIONS. As used in this Agreement, unless the context otherwise requires, the following terms have the following respective meanings:

                      COMMISSION: the Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act.

                      REGISTRATION EXPENSES: all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, the fees and disbursements of counsel for the Company and of independent public accountants, the reasonable fees


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and disbursements of counsel retained by Shareholder (which shall not exceed
$15,000), and the expense of any special audits required by or incident to such performance and compliance (but excluding underwriting discounts and commissions, underwriter expense allowance (or reimbursement therefor) and transfer taxes, if any).

                SECURITIES:

                (a) the Common Stock acquired by the Shareholder pursuant to the Share Purchase Agreement; and

                (b) any securities issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock.

                SECURITIES ACT: the Securities Act of 1933, as amended ("Securities Act"), or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time or shall have been issued in exchange for or in replacement thereof.

                SHAREHOLDER: Charles E. Bradshaw, Jr., and his successors to whom the Common Stock is transferred by way of gift, bequest, devise and/or pledge.

                TRANSFER: any sale, assignment, pledge or other disposition of any security or of any interest therein, whether or not such disposition would constitute a sale as that term is defined in section 2(3) of the Securities Act.

               1.2    REGISTRATION.

                      (a) The Company will use its best efforts to register for resale: (i) within 24 months after the date hereof with respect to the Initial Shares and (ii) within 24 months after the exercise by the Shareholder of the Warrant, with the Securities and Exchange Commission the Common Stock on Form SB-2 or any similar long-form registration (a "Long-Form Registration"), or, if the Company qualifies for use of Form S-3 under the Securities Act, or any similar short-form registration, on such short form registration statement (a "Short Form Registration," which, together with a Long Form Registration is sometimes collectively referred to as a "Registration").

                      (b) The Company will pay all Registration Expenses in connection with the registration.

                      (c) Subject to the approval of the Company, which consent shall not be unreasonably withheld, the Shareholder will select the investment banker(s) and manager(s) to administer the offering.

                      (d) Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to effect a registration to the extent that, in the unqualified


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         opinion of counsel for the Company and issued in favor of the
         Shareholder, the Shareholder may sell the Common Stock under the provisions of the Act without registration under the Act.

               1.3 REGISTRATION PROCEDURES. The Company will use its best efforts to cause the Common Stock to be registered for sale with the Securities and Exchange Commission in accordance with the intended method of disposition thereof and pursuant thereto the Company will promptly:

                      (a) Prepare and file with the Commission a registration statement with respect to such Common Stock and use its best efforts to cause such registration statement to become effective;

                      (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 12 months and to comply with the provisions of the Securities Act with respect to the disposition of all Common Stock covered by such registration statement during such period in accordance with the intended methods of disposition by the Shareholder thereof set forth in such registration statement; provided, however, that, notwithstanding any other provision of this Agreement to the contrary, in the event of changes in circumstances after the effectiveness of such registration statement such that, in the opinion of the Company, the registration statement may not be used without supplementary disclosure which would not be appropriate or would be inopportune in the good faith business judgment of the Company, then the Company may by notice to the Shareholder suspend use of the registration statement until such time as the necessary disclosure can be made, in which case the foregoing 12-month period shall be extended for a period equal to the length of the period in which use of the registration statement was so suspended;

                      (c) Furnish to the Shareholder and underwriter, if any, of the Common Stock such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Shareholder may reasonably request in order to facilitate the disposition of the Common Stock;

                      (d) Use its best efforts to register or qualify the Common Stock covered by such registration statement under the securities laws and/or blue sky laws of the State of Florida, and such other jurisdictions within the United States (including territories and commonwealths thereof) as the Shareholder shall reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but


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         for this clause (d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                      (e) Notify Shareholder with respect to Common Stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, Shareholder will not offer or sell any of the Common Stock covered by the registration statement and will return all copies of the prospectus to the Company if requested to do so by it), and at the request of the Shareholder prepare and furnish to the Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                (f) Use its best efforts to cause all such Common Stock to be listed on any securities exchange or quotation system on which any of the common stock of the Company is then listed or otherwise traded;

                (g) Furnish to the Shareholder and underwriter, if any, upon their reasonable request, all information and documentation necessary to enable the Shareholder to determine whether the registration statement and any prospectus relating thereto includes an untrue statement of a material fact or may omit to state any material fact required to be stated therein or necessary to make statements therein not misleading in the light of the circumstances then existing; and

                (h) Furnish to the Shareholder and underwriter, if any, an opinion of counsel in a form reasonably satisfactory to the Shareholder of the scope reasonably required in connection with similar transactions, including opinions concerning due execution and authorization of all documents delivered in connection with the registration, the effectiveness of the registration statement, compliance of the registration statement and any prospectus relating thereto with the requirements of the Securities Act, and absence of information that would lead such attorneys to believe that the prospectus may include an untrue statement of a material fact or may omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.


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The Shareholder will furnish to the Company such information as the Company may reasonably require from the Shareholder in connection with the registration statement (and the prospectus included therein).

         The Shareholder will not (until further notice) effect sales of Common Stock included in the registration statement after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the Company's inability to use the financial statements in the registration statement initially filed pursuant to the holders' request and (ii) such correction or update did not result from the Company's act or failure to act. At the end of the period during which the Company is obligated to keep the registration statement current and effective (and any extensions thereof), the Shareholder shall discontinue sales of Common Stock pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the Common Stock covered by such registration statement which remain unsold, and the Shareholder shall notify the Company of the number of shares of the Common Stock included in the registration statement which remain unsold immediately upon receipt of such notice from the Company.

               1.4    INDEMNIFICATION.

                      (a) In the event of any registration of any Common Stock under the Securities Act pursuant to paragraph 1.2, the Company will indemnify and hold harmless the Shareholder and each underwriter of the Common Stock, against any losses, claims, damages or liabilities, joint or several, to which the Shareholder or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Stock is registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse the Shareholder and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim damage, liability or action, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by the Shareholder, or underwriter specifically for use in the preparation thereof.

                      (b) The Company may require, as a condition to including any of the Common Stock in any registration statement filed pursuant to paragraph 1.2, that the Company shall have received an undertaking satisfactory to it from the Shareholder or underwriter of the


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         Common Stock, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this paragraph 1.4) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, any person who controls the Company within the meaning of the Securities Act and any underwriter designated by the Company (or the Shareholder) to manage the sale of the Common Stock, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument executed by the Shareholder or underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement.

                      (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding subdivisions of this paragraph 1.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this paragraph 1.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish and, after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         2. PRICE GUARANTY. If during the period beginning two years after the date hereof and ending three years after the date hereof, the Shareholder sells all or any portion of the Initial Shares in a bona fide open market transaction, the Company will pay to the Shareholder for each of the Initial Shares sold the excess, if any, of $5.00 per share over the net amount (after commissions) the Shareholder actually received for the Initial Shares (the "Price Guaranty"). The Price Guaranty shall terminate and be of no further force or effect at the close of business three years after the date hereof.

         3.     NOTICES.     Any notices, requests, demands and other
communications required or permitted to be given hereunder or under any agreement or other document executed in connection herewith must be in writing and, except as otherwise specified in writing, will be deemed to have been duly given when personally delivered, or delivered by a


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nationally recognized overnight courier service, e.g. United Parcel Service or
Federal Express, to the address set forth below , as follows:

                If to the Shareholder:

                      Charles E. Bradshaw, Jr.
                      P.O. Box 3508
                      Orlando, Florida  32802

                          -- with a copy to --

                      Zimmerman, Shuffield, Kiser
                        & Sutcliffe, P.A.
                      Suite 600, Landmark Center One
                      315 East Robinson Street
                      Orlando, Florida  32802-3000
                      Attention: Stephen B. Hatcher, Esq.

                If to the Company:

                      First American Railways, Inc.
                      2445 Hollywood Boulevard
                      Hollywood, Florida 33010
                      Attention:  Chief Financial Officer
                      Facsimile:  (954) 920-0602

                          -- with a copy to --

                      Olle, Macaulay & Zorrilla, P.A.
                      1402 Miami Center
                      201 South Biscayne Boulevard
                      Miami, Florida  33131
                      Attention:  Dennis J. Olle, Esq.

or to such other addresses or facsimile numbers as either party hereto may from time to time give notice of (complying as to delivery with the terms of this Section 3) to the other.

        4. ENTIRE AGREEMENT. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.


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        5.      SUCCESSORS.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        6. APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Florida.

        7. SEVERABILITY. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

WITNESSES:                                        THE SHAREHOLDER:


/s/ STEPHEN  B. HATCHER                           /s/ CHARLES E. BRADSHAW, JR.,
------------------------------                    -------------------------
                                                  Charles E. Bradshaw, Jr.,
STEPHEN  B. HATCHER
------------------------------


                                                  THE COMPANY:

                                                  FIRST AMERICAN RAILWAYS, INC.,

                                                    a Nevada corporation
/s/ SUSAN R. GEIGER
------------------------------                    By: /S/RAYMOND MONTELEONE
                                                      ---------------------
                                                  Name:RAYMOND MONTELEONE
                                                  Title:PRESIDENT
/s/ STEPHEN  B. HATCHER
------------------------------


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